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                                                                   Exhibit 10.17

                                                                  EXECUTION COPY

                                VOTING AGREEMENT

                  THIS VOTING AGREEMENT (this "Agreement") is entered into as of June 8, 2004 and effective upon the closing of the initial public offering of Common Stock (as defined herein) of the Company (as defined below), by and among Laurence Geller ("Geller"), Strategic Hotel Capital, Inc., a Maryland corporation (the "Company"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, PIC REALTY CORPORATION, a Delaware corporation, STRATEGIC VALUE INVESTORS, LLC, a Delaware limited liability company, PRUDENTIAL ASSETS, LLC, a Delaware limited liability company, PRUDENTIAL INVESTMENT MANAGEMENT, INC., a Delaware corporation, (SHC/OLAYAN) REDEMPTION VEHICLE, LLC, a Delaware limited liability company and SVI (SHC/HOUSTON) REDEMPTION VEHICLE, LLC, a Delaware limited liability company (each of the foregoing, excluding Geller, a "Stockholder" and together the "Stockholders").

                  WHEREAS, Geller is a member of the board of directors of the Company;

                  WHEREAS, Geller and the Company have entered into an Employment Agreement, dated of even date herewith ("Employment Agreement") providing, among other terms, for the nomination of Geller to the board of directors of the Company from term to term;

                  WHEREAS, the Company is undertaking an initial public offering of shares of common stock, par value $0.01 per share ("Common Stock"); and

                  WHEREAS, Geller and the Stockholders desire to provide herein for certain matters relating to the corporate governance of the Company.

                  NOW, THEREFORE, in consideration of the covenants set forth herein, and for other good and valuable consideration, intending to be legally bound hereby, the parties agree as follows:

                  1. Voting Agreement. In connection with each meeting of the stockholders of the Company at which directors of the Company are to be elected, so long as this Agreement is in effect and Geller has been duly nominated as a director, each Stockholder agrees to affirmatively Vote all of such Stockholder's shares of capital stock of the Company acquired by the Stockholders upon the initial public offering by the Company and over which such Stockholder has voting power or control ("Covered Shares") in favor of Geller; provided, however, if any Stockholder determines in good faith that to Vote for Geller would likely be a breach of such Stockholder fiduciary obligations to beneficial owners of any of the Stockholders, then such Stockholder will not be obligated to Vote the Covered Shares of the Stockholders in favor of Geller. The failure of Geller to be elected as a director of the Company at any election where Geller is nominated and the Stockholders failed to Vote in favor of Geller pursuant to the prior sentence (including as a result of the proviso in the prior sentence) shall constitute a "Constructive Termination" under the Employment Agreement. The foregoing sentence shall be Geller's sole remedy under this Agreement. For purposes of this Agreement, "Vote" shall include voting in person or by proxy in favor of or against any action, otherwise consenting or withholding consent in respect of any action or taking other action in favor of or against any action.

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                  2. Termination. All rights and obligations hereunder shall terminate at the earlier of (i) such time as the Stockholders (or any affiliate that is under the control of a Stockholder or a successor to such Stockholder or affiliate) own or control such number of Covered Shares representing less than 5% of the voting power to elect directors of the Company; or (ii) the termination of the Employment Agreement. Further, with respect to any Covered Shares (i) that are sold by a Stockholder either on the open market or otherwise (other than to an affiliate that is under the control of a Stockholder), or (ii) in which any person has a security interest and forecloses on such security interest ("Foreclosing Person"), neither the Stockholders nor any purchaser of Covered Shares from the Stockholders or Foreclosing Person will have any obligations under this Agreement with respect to voting the Covered Shares acquired by such purchaser or Foreclosing Person.

                  3. Miscellaneous.

                  3.1. Modification and Waiver. No amendment or modification of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

                  3.2. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. Any previous agreement or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement.

                  3.3. Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


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                  3.4. No Implied Rights. Nothing herein, express or implied, is intended to or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any interest, rights, remedies or other benefits with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

                  3.5. GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND CONTROVERSIES ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE LAWS OF ANY OTHER JURISDICTION THAT MIGHT BE APPLIED BECAUSE OF THE CONFLICTS OF LAWS PRINCIPLES OF THE STATE OF NEW YORK.

                  3.6. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. However, notwithstanding the foregoing, Geller acknowledges that PRUDENTIAL INVESTMENT MANAGEMENT, INC. ("PIMI") has the authority to vote the Common Stock of (SHC/OLAYAN) REDEMPTION VEHICLE, LLC, and SVI (SHC/HOUSTON) REDEMPTION VEHICLE, LLC (the "Third Party Stockholders") solely by virtue of the Third Party Stockholders having appointed PIMI as Investment Advisor. If for any reason PIMI is no longer the Investment Advisor for any Third Party Stockholder (or Affiliate of a Third Party Stockholder that acquires shares of such Common Stock from such Third Party Stockholder) or no longer has the discretion to vote such shares of a Third Party Stockholder (or such Affiliate), then this Agreement shall not apply with respect to the Common Stock owned by such Third Party Stockholder (or such Affiliate). For purposes of this paragraph, "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Securities Exchange Act of 1934.

                  3.7. Notices. All notices and other communications under this Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or on the third business day after mailing or if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, return receipt requested, and addressed as follows (until any such address is changed by notice duly given):

                  (a) If to Geller, to him at the following address:

                      Strategic Hotel Capital, Inc.
                      77 West Wacker Drive, Suite 4600
                      Chicago, Illinois  60601


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                  (b) If to the Company, to it at the following address:

                      Strategic Hotel Capital, Inc.
                      77 West Wacker Drive, Suite 4600
                      Chicago, Illinois  60601
                      Att: General Counsel___________________


                  (c) If to any of the following: The Prudential Insurance
                      Company of America, PIC Realty Corporation, Strategic Value Investors, LLC, Prudential Assets, LLC, Prudential Investment Management, Inc., (SHC/OLAYAN) Redemption Vehicle, LLC, SVI (SHI/Houston) Redemption Vehicle, LLC, to it at the following address:

                      c/o The Prudential Insurance Company of America 8 Campus Drive, 4th Floor
                      Parsippany, New Jersey 07054
                      Attention:  SVI Portfolio Manager

                  3.8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

                               [signatures follow]


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                  IN WITNESS WHEREOF, the Stockholders and Geller have executed and delivered this Agreement, or a counterpart hereof, as of the date first written above.





                                            LAURENCE GELLER


                                            By:________________________________


                                            STRATEGIC HOTEL CAPITAL, INC.,


                                            By:________________________________
                                            Name:
                                            Title:


                                   THE STOCKHOLDERS:

                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                            By: Prudential Investment
                                                Management, Inc., its
                                                Attorney-in-Fact


                                            By:________________________________
                                            Name:
                                            Title:


                                            PIC REALTY CORPORATION

                                            By: Prudential Investment
                                                Management,  Inc., its
                                                Attorney-in-Fact


                                            By:________________________________
                                            Name:
                                            Title:


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                                            STRATEGIC VALUE INVESTORS, LLC

                                            By: Prudential Investment
                                                Management, Inc., its
                                                Attorney-in-Fact



                                            By:________________________________
                                            Name:
                                            Title:


                                            PRUDENTIAL ASSETS, LLC

                                            By: Prudential Investment
                                                Management, Inc., its
                                                Attorney-in-Fact


                                            By:________________________________
                                            Name:
                                            Title:


                                            PRUDENTIAL INVESTMENT MANAGEMENT,
                                            INC.


                                            By:________________________________
                                            Name:
                                            Title:


                                            (SHC/OLAYAN) REDEMPTION VEHICLE, LLC


                                            By: Prudential Investment
                                                Management, Inc., its
                                                Attorney-in-Fact



                                            By:________________________________
                                            Name:
                                            Title:


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                                           SVI (SHC/HOUSTON) REDEMPTION VEHICLE,
                                           LLC


                                           By: Prudential Investment
                                               Management, Inc., its
                                               Attorney-in-Fact



                                           By:________________________________
                                           Name:
                                           Title:


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